EXHIBIT 99.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. §1350)

In connection with Oriental Financial Group Inc.’s (“Oriental”) quarterly report on Form 10-Q/A (Amendment No. 1) for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Norberto González, Executive Vice President and Acting Principal Financial Officer of Oriental, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

(1)                                  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Oriental.

In witness whereof, I execute this certification in San Juan, Puerto Rico, this 8th day of August, 2003.

By:	/S/ NORBERTO GONZALEZ
Norberto González
Executive Vice President and
Acting Principal Financial Officer